Prepayments (Tables)	12 Months Ended
Dec. 31, 2024
Prepayments [Abstract]
Schedule of Prepayments
	December 31, 2023	December 31, 2024
	RMB	RMB
Short-term prepayments
Advance to suppliers for services and inventories(1)	77,950,037	400,083
Long-term prepayments
Prepayment for educational content	8,815,919	25,471,027

(1)	Short-term prepayments represent advance to suppliers for purchasing services or inventories.
(2)

As of December 31, 2023, the Company reviewed the long-term prepayments for educational content. The Company expected that these educational contents would be outdated when they are delivered. The cash flows generated from subscription for these educational contents may not cover the purchase price. Accordingly, the Company charged impairment of RMB 155,307,333 against long-term prepayments for the year ended December 31, 2023.

For the year ended December 31, 2024, the Company did not provide impairment against long-term prepayments.